Exhibit 10.16

                             AMENDMENT NO. 2 TO THE
                   SUPPLEMENTAL RETIREMENT PLAN FOR EMPLOYEES
                             OF FIRST FEDERAL BANK


The Supplemental Retirement Plan for Employees of First Federal Bank, as amended and restated effective as of October 1, 1994, and as amended effective as of January 1, 1995, is hereby amended as follows:

Following the merger of First Federal Bank into Webster Bank, references to "First Federal Bank" and the "Corporation" shall be deemed to be references to Webster Bank.